UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 18, 2019
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 18, 2019, Byron Jeffers, age 36, has been appointed Global Controller, Chief Accounting Officer of First Solar, Inc. (“First Solar” or the “Company”), reporting to the Chief Financial Officer. As previously reported on First Solar’s Current Report on Form 8-K filed on April 25, 2019, Mr. Jeffers has been serving as Chief Accounting Officer on an interim basis since May 10, 2019.

Mr. Jeffers joined First Solar in August 2012, serving in several senior accounting roles before being appointed as its Senior Director of Financial Planning and Analysis in June 2017. Prior to joining First Solar, Mr. Jeffers served for seven years as an Assurance Manager at PricewaterhouseCoopers LLP with public accounting experience working with numerous companies across various industries including technology, manufacturing, and retail. Mr. Jeffers holds both a Master’s and Bachelor’s degree in accounting from the University of Arizona and is a Certified Public Accountant in the state of Arizona. Mr. Jeffers is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. He is not expected to serve on any board committee and has no family relationships with any other director or executive officer of the Company.

Mr. Jeffers will be entitled to an annual base salary of $280,000 (subject to periodic increases at First Solar’s discretion) and the opportunity to participate in First Solar’s annual bonus program, with a target bonus percentage of 45% of his annual base salary. In addition, Mr. Jeffers will be paid a one-time bonus of $40,000, less applicable withholdings, in recognition of his prior service as Chief Accounting Officer on an interim basis. Mr. Jeffers is eligible to participate in First Solar’s standard employee benefit programs and will be entitled to benefits consistent with those provided to other associates of First Solar and any other benefits that First Solar may, in its sole discretion, elect to grant to him from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: November 18, 2019	By:	/s/ PAUL KALETA
	Name:	Paul Kaleta
	Title:	Executive Vice President, General Counsel and Secretary

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